Exhibit (g)(10)

Appendix A

As of May 1, 2021, this Appendix A forms a part of the Amended, Restated, and Consolidated Delegation Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and each of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of May 1, 2021, this Appendix A supersedes any previous versions of said Appendix.

MASSMUTUAL SELECT FUNDS

MassMutual Blue Chip Growth Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Fundamental Growth Fund
MassMutual Fundamental Value Fund
MassMutual Growth Opportunities Fund
MassMutual Mid Cap Growth Fund
MassMutual Mid Cap Value Fund
MassMutual Overseas Fund
MassMutual Small Cap Growth Equity Fund
MassMutual Small Cap Value Equity Fund
MassMutual Small Company Value Fund
MassMutual Strategic Bond Fund
MassMutual Total Return Bond Fund
MassMutual Select BlackRock Global Allocation Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund
MassMutual 20/80 Allocation Fund
MassMutual 40/60 Allocation Fund
MassMutual 60/40 Allocation Fund
MassMutual 80/20 Allocation Fund
MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MM Equity Asset Fund
MassMutual Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MASSMUTUAL PREMIER FUNDS

MassMutual Balanced Fund
MassMutual Core Bond Fund
MassMutual Disciplined Growth Fund
MassMutual Disciplined Value Fund
MassMutual Diversified Bond Fund
MassMutual Global Fund
MassMutual High Yield Fund
MassMutual Inflation-Protected and Income Fund
MassMutual International Equity Fund
MassMutual Main Street Fund
MassMutual Short-Duration Bond Fund
MassMutual Small Cap Opportunities Fund
MassMutual Strategic Emerging Markets Fund
MassMutual U.S. Government Money Market Fund

MML SERIES INVESTMENT FUND

MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML American Funds International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Growth & Income Fund
MML Income & Growth Fund

MML International Equity Fund
MML Large Cap Growth Fund
MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund

MML SERIES INVESTMENT FUND II

MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Momentum Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML iShares® 60/40 Allocation Fund
MML iShares® 80/20 Allocation Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund

MASSMUTUAL SELECT CAYMAN GLOBAL ALLOCATION FUND I, LTD.

MassMutual Select Funds		State Street Bank and Trust Company

By:	/s/ Renee Hitchcock	By:	/s/ Kevin Murphy
Name:	Renee Hitchcock	Name:	Kevin Murphy
Title:	CFO and Treasurer	Title:	Managing Director

MassMutual Premier Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund II

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT CAYMAN GLOBAL
ALLOCATION FUND I, LTD.

By:	/s/ Joseph Fallon
Name:	Joseph Fallon
Title:	Director